                         REGISTRATION RIGHTS AGREEMENT


                 This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of November 15, 1996, by and among METROCALL, INC., a Delaware corporation (the "Company"), and each of the entities listed on the signature pages hereof and on the Schedule of Purchasers attached as Exhibit A hereto (each a "Purchaser" and, collectively, the "Purchasers").


                                    RECITALS

                 WHEREAS, the Company and the Purchasers have entered into that certain Unit Purchase Agreement, dated as of November 15, 1996 (the "Unit Purchase Agreement"), pursuant to which the Purchasers are to purchase Units consisting of (i) one share of the Company's Series A Convertible Preferred Stock (the "Preferred Stock"), the terms and conditions of which are set forth in the Certificate of Designation (as hereinafter defined), and (ii) one warrant (each a "Warrant") representing the right to purchase 18.226 shares of the Company's common stock, par value $.01 (the "Common Stock"), on the terms and conditions set forth in the Warrant Agreement (as hereinafter defined); and

                 WHEREAS, in connection with the purchase and sale of the Units, the Company has agreed, on the terms and conditions set forth herein, to register shares of Preferred Stock and shares of Common Stock as set forth below.

                 NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

                 1.01 "Certificate of Designation" means the Certificate or Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Rights of Series A Convertible Preferred Stock of Metrocall, Inc., the form of which is attached as Exhibit A to the Unit Purchase Agreement.

                 1.02 "Closing" means the closing of the purchase and sale of Units pursuant to the Unit Purchase Agreement.

                 1.03 "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                 1.04 "Conversion Shares" means shares of Common Stock issuable upon conversion of Preferred Shares, provided, however, that any Conversion Share will cease to be a Conversion Share when (i) such Conversion Share has been transferred pursuant to an effective registration statement under the Securities Act covering such Conversion Share (but not including any transfer exempt from registration under the Securities Act), (ii) the Holder of such Conversion Share is then able to use Rule 144 promulgated under the Securities Act (or any successor provision) to transfer such Conversion Share without regard to any restrictions pursuant to Rule 144(k), or (iii) the Preferred Stock which is convertible into such Conversion Share has been transferred pursuant to an effective registration statement under the Securities Act covering such Preferred Stock (but not including any transfer exempt from registration under the Securities Act).

                 1.05 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                 1.06 "Exercise Shares" means shares of Common Stock issuable upon exercise of Warrants.

                 1.07 "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any court, panel, judge, board, bureau, commission, agency or other entity, body or other Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                 1.08 "Holder" means each Purchaser and each transferee permitted pursuant to Section 6.04 of this Agreement that has become a party to this Agreement as provided in Section 6.04; provided, however, that a transferee of Preferred Shares that is not an affiliate of a Purchaser shall be deemed not to be a Holder for purposes of Sections 1.11 and 2.02 of this Agreement.

                 1.09 "Person" means an individual or corporation, partnership, trust, unincorporated organization, association or other entity and includes any Governmental Authority.

                 1.10 "Preferred Shares" means the shares of Series A Convertible Preferred Stock issued to the Purchasers pursuant to the Unit Purchase Agreement and any additional or replacement shares of Preferred Stock issued with respect to Preferred Shares upon any stock dividend, stock split, recapitalization or similar event.

                 1.11 "Preferred Shares Group" means all Preferred Shares held by Holders that were either (a) issued to a given Purchaser pursuant to the Unit Purchase Agreement or (b) issued to a Holder after Closing as dividends on the Preferred Shares issued at Closing to such

Purchaser (including dividends on such dividends), regardless of the identities of the Holders of the Preferred Shares that comprise the Preferred Shares Group.

                 1.12 "Registrable Securities" means Preferred Shares and any other securities issued with respect to Preferred Shares upon any stock dividend, stock split, recapitalization or similar event; provided, however, that Conversion Shares shall not be deemed to be Registrable Securities; and provided further that any Registrable Security will cease to be a Registrable Security when (i) such Registrable Security has been transferred pursuant to an effective registration statement under the Securities Act covering such Registrable Security (but not including any transfer exempt from registration under the Securities Act), (ii) such Registrable Security is no longer held of record by a Holder, or (iii) the Holder of such Registrable Security is then able to use Rule 144 promulgated under the Securities Act (or any successor provision) to transfer such Registrable Security without regard to any restrictions pursuant to Rule 144(k).

                 1.13 "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                 1.14 "Shares" means the Exercise Shares, the Conversion Shares, and the Registrable Securities.

                 1.15 "Warrant Agreement" means the Warrant Agreement of even date herewith between the Company and The First National Bank of Boston, as Warrant Agent, the form of which is attached as Exhibit C to the Unit Purchase Agreement.

                                  ARTICLE II

                              REGISTRATION RIGHTS

                 2.01     Required Registration.

                          (a)     The Company shall prepare and file with the
Commission registration statements under the Securities Act with respect to the Exercise Shares and the Conversion Shares and shall use its best efforts to cause such registration statements to become effective promptly after filing. The registration statement with respect to the Exercise Shares shall be filed with the Commission within forty-five (45) days after the Closing. The registration statement with respect to the Conversion Shares shall be filed with the Commission on or before the earliest of (i) ninety (90) days before the fifth anniversary of the Closing, (ii) on or before the date of closing of any transaction identified in Section 5(b)(ii)(A) of the Certificate of Designation to which the Company or any Subsidiary is a party, or of any transaction identified in Section 5(b)(ii)(C) or (D) of the Certificate of Designation, it being understood that the Company will cause such registration statement to become effective on or before the date of, and as a condition to, the closing of any such transaction, or (iii) forty-five
(45) days after any other event described in Section 5(b)(ii) of the Certificate of Designation.

                          (b)     Except as provided in Section 2.01(c) of this
Agreement, the Company shall use its best efforts to maintain the effectiveness of each registration statement filed pursuant to this Section 2.01 until such time as all Shares registered pursuant to the registration statement either have been transferred pursuant to the registration statement or are eligible to be sold pursuant to Rule 144 under the Securities Act without regard to any restrictions pursuant to Rule 144(k). Each Holder shall provide written notice to the Company within fifteen (15) days after it has sold all of its Exercise Shares or all of its Conversion Shares registered pursuant to this Section 2.01.

                          (c)     The obligations of the Company under this
Section 2.01 are subject to the condition that the Company shall be entitled to require the Holders to suspend for up to ninety (90) days once in any twelve month period the sale of Shares pursuant to a registration statement filed pursuant to this Section if (i) and for so long as the Board of Directors of the Company determines, in its reasonable judgment, that the sale of Shares pursuant thereto would materially interfere with any material financing, acquisition, corporate reorganization or other material transaction by the Company, (ii) the Company promptly gives the Holders of the Exercise Shares and the Conversion Shares written notice of such determination, and (iii) all other similarly situated shareholders shall also be subject to the same suspension. The Company shall have no obligation to maintain the effectiveness of a registration statement with respect to Conversion Shares or Exercise Shares during periods when the Holders are required to suspend the sale of such Shares as provided in this Section 2.01(c). As soon as practicable after the expiration of such periods, the Company shall amend its registration statements as necessary to permit the Holders to sell Shares pursuant to such registration statements.

                 2.02     Registrations by Request.

                          (a)     Within ninety (90) days after receiving a
written request therefor from the record Holder or Holders of Registrable Securities representing at least 50% of a given Preferred Shares Group then outstanding, the Company shall prepare and file a registration statement under the Securities Act covering the Registrable Securities which are the subject of such request and shall use its best efforts to cause such registration statement to become effective promptly thereafter. The Company shall be obligated to prepare, file and cause to become effective pursuant to this
Section 2.02(a) not more than one registration statement for each Preferred Shares Group.

                          (b)     In the event that the Holders of more than
50% of the Registrable Securities comprising the Preferred Shares Group for which registration has been requested pursuant to Section 2.02(a) hereof determine for any reason not to proceed with such registration at any time before the registration statement has been declared effective by the Commission, and such registration statement, if theretofore filed with the Commission, is withdrawn with respect to the securities covered thereby, and such Holders agree to bear their own expenses incurred in connection therewith and (subject to Section 2.02(d)) to reimburse the Company for the reasonable out-of-pocket expenses incurred by it attributable to the registration of such Registrable Securities, then the Holders of such Registrable Securities shall not be deemed to have exercised their right to require the Company to register Registrable Securities pursuant to Section 2.02(a) hereof.

                          (c)     Except as provided in Section 2.02(d) of this
Agreement, the Company shall use its best efforts to maintain the effectiveness of each registration statement filed pursuant to this Section 2.02 until such time as all Shares registered pursuant to the registration statement either have been transferred pursuant to the registration statement or are eligible to be sold pursuant to Rule 144 under the Securities Act without regard to any restrictions pursuant to Rule 144(k). Each Holder shall provide written notice to the Company within fifteen (15) days after it has sold all of its Registrable Securities registered pursuant to this Section 2.02.

                          (d)     The obligations of the Company under this
Section 2.02 are subject to the condition that the Company shall be entitled to postpone for up to ninety (90) days once in any twelve month period the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 2.02 if, at the time it receives requests for registration pursuant thereto, and for so long as the Board of Directors of the Company determines, in its reasonable judgment, that the filing of such registration statement and the offering of Registrable Securities pursuant thereto would materially interfere with any material financing, acquisition, corporate reorganization or other material transaction by the Company, and the Company promptly gives the Holders requesting such registration written notice of such determination and all other similarly situated shareholders shall also be subject to the same suspension. If the Company shall so postpone the filing of a registration statement, the Holders requesting such registration shall have the right to withdraw the requests for registration by giving written notice to the Company within thirty days after receipt of the Company's notice of postponement and, in the event of such withdrawal, such requests shall not be counted as being requests for one of the registration statements that the Company is obligated to prepare, file and cause to become effective pursuant to
Section 2.02(a) hereof, nor shall the Holders be required to reimburse the Company for out-of-pocket expenses incurred by it attributable to the registration of such Registrable Securities.

                 2.03     "Piggy-Back" Registrations.

                          (a)     If, at any time after the Closing, the
Company is requested pursuant to Section 2.02 to register any of the Registrable Securities under the Securities Act on a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect) for the account of any Holder (a "Registering Shareholder") of Registrable Securities (an "offering"), then in each such case the Company shall, not later than 15 days after receipt of notice from the Registering Shareholder, give written notice thereof to each other Holder of Registrable Securities. Upon the written direction of any such Holder of Registrable Securities, given within 10 days of the receipt by such Holder of any such written notice (which direction shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall include in such registration statement any or all of the Registrable Securities then owned by such Holder requesting such registration (a "Requesting Shareholder"), to the extent necessary to permit the sale or other disposition of the shares constituting such number of Registrable Securities as such Requesting Shareholder shall have so directed the Company to be so registered. Any Requesting Shareholder shall have the right to withdraw such direction by giving written notice to the Company to such effect within ten (10) days after giving such direction.

                          (b)     In the event that the Company proposes to
register Registrable Securities pursuant to Section 2.03(a), and any managing underwriter shall advise the Requesting Shareholder or Shareholders and the Registering Shareholders in writing that the inclusion in the registration statement of some or all of the Registrable Securities sought to be registered by the Requesting Shareholders creates a significant risk that the price per share that such Requesting Shareholder or Shareholders and such Registering Shareholders will derive from such registration will be adversely affected or that the number of shares or securities sought to be registered (including any securities sought to be registered at the instance of the Requesting Shareholder or Shareholders and those sought to be registered by non-Requesting Shareholders who are Registering Shareholders) is too large a number to be reasonably sold, the Company will include in such registration statement such number of shares or securities as the Company, the Registering Shareholders and the Requesting Shareholders are so advised can be sold in such offering without such an effect (the "Maximum Number"), as follows and in the following order of priority: (i) first, the number of shares or securities sought to be registered by non-Requesting Shareholders who are Registering Shareholders and (ii) second, if the number of shares or securities to be registered under clause (i) is less than the Maximum Number, such shares or securities sought to be registered by such Requesting Shareholder or Shareholders pro rata in proportion to the number of shares or securities sought to be registered by all the Requesting Shareholders, which, when added to the number of Registrable Securities to be registered by Registering Shareholders who are non-Requesting Shareholders, equals the Maximum Number.

                 2.04.    Registration for Underwritten Offerings.

                          (a)     At any time after the first date on which
Preferred Shares may be converted into Conversion Shares, the Holders of a majority of all outstanding Preferred Shares and Conversion Shares may request the Company to register under the Securities Act for sale in an underwritten secondary offering all or any portion of the Conversion Shares held by such Holders or to be issued upon conversion of Preferred Shares held by such Holders; provided, however, that (i) any such request must be to register no less than 50% of all Conversion Shares then outstanding or into which Preferred Shares then outstanding are convertible, and (ii) the Company shall not be obligated under this Section 2.04 to register Conversion Shares for more than one underwritten secondary offering. For purposes of determining whether Holders of a majority of all outstanding Preferred Shares and Conversion Shares have requested registration under this Section 2.04(a), each issued and outstanding Conversion Share shall be counted as one share and each issued and outstanding Preferred Share shall be counted as the number of Conversion Shares into which such Preferred Share is convertible on the date of such request.

                          (b)     Promptly following receipt of any request
that complies with the requirements of Section 2.04(a), the Company shall immediately give notice of such request to all other Holders of Preferred Shares, Conversion Shares, and Exercise Shares, and shall use its best efforts to register under the Securities Act, for public sale in a firm commitment underwritten secondary offering, the number of Conversion Shares specified in the initial request and in any requests received within 20 days after the date of such notice from other Holders of Preferred Shares or Conversion Shares, and the number of Exercise Shares specified in any requests received within such 20-day period from Holders of Exercise Shares; provided, however, that the Company shall have no obligation under this Section 2.04(b) to register for inclusion in an underwritten secondary offering any Exercise Shares of a Holder that is then able to use Rule 144 promulgated under the Securities Act (or any successor provision) to transfer such Exercise Shares without regard to any restrictions pursuant to Rule 144(k). The Company shall have the right to designate the managing underwriter of any such offering subject to the consent of the Holders making such requests, which consent shall not be unreasonably withheld.

                          (c)     In the event that the Holders of a majority
of the outstanding Preferred Shares and Conversion Shares as to which registration of Conversion Shares for sale in an underwritten secondary offering has been requested pursuant to Section 2.04(a) hereof determine for any reason not to proceed with such registration and offering at any time before the registration statement has been declared effective by the Commission, and such registration statement, if theretofore filed with the Commission, is withdrawn with respect to the securities covered thereby, and such Holders agree to bear their own expenses incurred in connection therewith and (subject to Section 2.04(e)) to reimburse the Company for the reasonable out-of-pocket expenses incurred by it attributable to the registration and underwritten secondary offering of such Conversion Shares, then the Holders of the Preferred Shares and Conversion Shares shall not be deemed to have exercised their right to require the Company to register Conversion Shares for sale in an underwritten secondary offering pursuant to Section 2.04(a) hereof.

                          (d)     The Company shall be entitled to include in
any registration statement referred to in this Section 2.04, for sale in the underwritten offering, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter, such inclusion would adversely affect the marketing of the shares to be sold. Except as provided in this Section 2.04(d) or in Section 2.04(e), the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from the requesting Holders pursuant to Section 2.04(a) until the completion of the period of distribution of the Shares contemplated thereby.

                          (e)     The obligations of the Company under this
Section 2.04 are subject to the condition that the Company shall be entitled to postpone for up to 90 days the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 2.04 if (i) at the time it receives requests for registration pursuant thereto, and for so long as the Board of Directors of the Company determines, in its reasonable judgment, that the filing of such registration statement and the offering of Conversion Shares or Exercise Shares pursuant thereto would materially interfere with any material financing, acquisition, corporate reorganization or other material transaction by the Company, (ii) the Company promptly gives the Holders requesting such registration written notice of such determination, and
(iii) all other similarly situated shareholders shall also be subject to the same suspension. If the Company shall so postpone the filing of a registration statement, the Holders requesting such registration shall have the right to withdraw the requests for registration by giving written notice to the Company within thirty days after receipt of the Company's notice of postponement and, in the event of such withdrawal, such requests shall not be counted as being requests for the registration statement that the Company is obligated to prepare, file and cause to become effective pursuant to this Section 2.04, nor shall the Holders be required to reimburse the Company for out-of-pocket expenses incurred by it attributable to the registration of such Conversion Shares or Exercise Shares.


                                 ARTICLE III

                           REGISTRATION PROCEDURES

                 3.01 Company Obligations. Following the Closing, the Company will:

                          (a)     furnish to the Purchasers, prior to the
filing of a registration statement pertaining to any Shares (each a "Registration Statement") or any prospectus, amendment or supplement thereto, copies of each such Registration Statement as proposed to be filed, which documents will be subject to the reasonable review and comments of the Holders (and their respective attorneys), and the Company will not file any such Registration Statement, any prospectus or any amendment or supplement thereto (or any such documents incorporated by reference) to which the Purchasers shall reasonably object in writing; and thereafter furnish to the Holders such number of copies of such Registration Statement, each amendment and supplement thereto (including any exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as any Holder may reasonably request in writing in order to facilitate the disposition of the Shares registered pursuant to such Registration Statement; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to any Holder shall be subject to the receipt by the Company of reasonable assurances from such Holder that such Holder will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

                          (b)     use its best efforts to register or qualify
the Shares registered pursuant to such Registration Statement under such other securities or blue sky laws of such jurisdictions as a Holder may reasonably request and do any and all other acts and things which may be reasonably necessary to enable the Holder to consummate the disposition in such jurisdictions of such Shares; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

                          (c)     apply, prior to or concurrently with the
filing of the Registration Statements, to the Nasdaq National Market System (or, if the Company is not listed on the Nasdaq National Market System, any other exchange on which the Company's Common Stock is then listed) for the listing of the Conversion Shares or the Exercise Shares and use its best effort to obtain the listing of such stock;

                          (d)     notify the Holders in writing at any time
when a prospectus relating to the Shares registered pursuant to such Registration Statement is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus or filing of a report incorporated in the prospectus by reference so that, as thereafter delivered to the purchasers of such Shares, such prospectus (including documents incorporated therein by reference) will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare, file with the Commission and make available to the Holders any such supplement, amendment or report incorporated in the prospectus by reference, including, without limitation, after any period referred to in Section 2.01(c) or 2.02(d);

                          (e)     make available for inspection by the Holders
of Shares to be registered pursuant to a Registration Statement and any attorney, accountant or other professional retained thereby (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors in writing are confidential shall not be disclosed by the Inspectors unless (i) in the judgment of counsel to the Company the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) the information in such Records is generally available to the public. As a condition of receiving access to such confidential information described in clause (i) or (ii) of the preceding sentence, the Holders of such Shares shall agree that such confidential information obtained by them as a result of such inspections shall be deemed confidential and shall not be used by them as the basis for any market transactions in the securities of the Company unless and until such information is made generally available to the public, it being understood that nothing in this sentence shall reduce the Company's obligations hereunder, including under
Section 3.01(d). Each Holder further shall agree that it will, upon learning that disclosure of such Records from such Holder is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                          (f)     obtain consents from its independent public
accountants in customary form as required to obtain and maintain effectiveness of the registration statement and, in connection with its obligations under
Section 2.04, obtain a "cold comfort" letter from such accountants in customary form;

                          (g)     obtain an opinion or opinions from its
counsel in customary form and reasonably satisfactory to the Holders and their respective legal counsel and, in an underwritten offering, to the underwriters and their legal counsel;

                          (h)     make generally available to the Holders
earnings statements, which need not be audited, satisfying the provisions of
Section 11(a) of the Securities Act no later than forty-five days after the end of the twelve-month period beginning with the first month of the first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statements shall cover said twelve-month period;

                          (i)     promptly notify each Holder of the issuance
or threatened issuance of any stop order or other order suspending the effectiveness of a Registration Statement or preventing or suspending the use of any preliminary prospectus, prospectus or prospectus supplement, use reasonable efforts to prevent the issuance of any such threatened stop order or other order, and, if any such order is issued, use its best efforts to obtain the lifting or withdrawal of such order at the earliest possible moment and promptly notify each Holder of any such lifting or withdrawal;

                          (j)     if requested by any Holder, the Company will
promptly incorporate in a prospectus supplement or post-effective amendment to a Registration Statement such information concerning such Holder and such Holder's intended method of distribution as such Holder requests to be included therein (and which is not violative of an applicable law, rule or regulation, in the reasonable judgment of the Company, after consultation with its outside legal counsel), including, without limitation, with respect to any change in the intended method of distribution, the amount or kind of Shares being offered by such Holder, the offering price for such Shares or any other terms of the offering or distribution of the Shares, and the Company will make all required filings of such prospectus supplement or post-effective amendment as soon as possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                          (k)     as promptly as practicable after the filing
with the SEC of any document which is incorporated by reference into a registration statement, notify each Holder of such filing and deliver a copy of such document to each Holder;

                          (l)     cooperate with the Holders to facilitate the
timely preparation and delivery of certificates, not bearing any restrictive legends, unless otherwise required by the Holders, representing the Shares to be sold under the Registration Statement, and enable such Shares to be in such denominations and registered in such names as such Holders may request;

                          (m)     cooperate with the Holders, their respective
legal counsel and any other interested party (including any interested broker-dealer) in making any filings or submissions required to be made, and the furnishing of all appropriate information in connection therewith, with the NASD;

                          (n)     cause its subsidiaries to take all action
necessary to effect the registration of the Shares contemplated hereby, including preparing and filing any required financial or other information;

                          (o)     make available to the transfer agent for each
class or series of Shares a supply of certificates or other instruments evidencing or constituting such Shares which shall be in a form complying with the requirements of such transfer agent, promptly after a registration thereof; and

                          (p)     use its best efforts to keep each such
registration or qualification effective, including through new filings, amendments or renewals, during the period the Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable in connection with such registration or qualifications in all jurisdictions in which qualification or registration is necessary.

                 3.02 Information from Holders. The Company may require the Holders to promptly furnish in writing to the Company such information regarding the distribution of the Shares as it may from time to time reasonably request and such other information as may be legally required in connection with such registration.

                 3.03 Suspension of Sales. The Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection 3.01(d) hereof, they will immediately discontinue disposition of Shares pursuant to a Registration Statement until they receive copies of the supplemented or amended prospectus contemplated by subsection 3.01(d) hereof, and, if so directed by the Company, the Holders will deliver to the Company all copies, other than permanent file copies then in their possession, of the most recent prospectus (including any prospectus supplement) covering such Shares at the time of receipt of such notice or destroy all such copies.


                                   ARTICLE IV

                             REGISTRATION EXPENSES

                 4.01 Except as provided in Section 4.02, all fees and expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company, including, without limitation, the following fees and expenses: (a) all SEC, National Association of Securities Dealers, Inc., stock exchange or other registration and filing fees and listing fees; (b) the fees and expenses of the Company's compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Shares); (c) printing expenses;
(d) the fees and disbursements of counsel for the Company and of one counsel for the applicable Holders for each registration, and the fees and expenses for independent certified public accountants (including, without limitation, the expenses of any annual audit, special audit, if necessary, and "cold comfort" letters required by or incident to the performance of any agreement with the underwriter of an underwritten offering pursuant to Section 2.04), underwriters and other persons retained by the Company in connection with such registration;
(e) fees of transfer agents and registrars; and (f) messenger and delivery expenses. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company, and the expenses and fees for listing or authorizing for quotation the securities to be registered on each securities exchange on which any shares of the Common Stock are then listed or quoted.

                 4.02 The Holders shall pay all underwriting discounts and commissions and all of their internal expenses incurred in connection with the offering (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties but excluding fees and expenses of their counsel that are payable by the Company under Section 4.01).
                                   ARTICLE V

                         INDEMNIFICATION; CONTRIBUTION

                 5.01 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, each of such Holder's officers, directors, partners and members, and each of such Holder's legal counsel and independent accountants, if any, and each person controlling any such persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, and any of the foregoing incurred in settlement of any litigation, commenced or threatened) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus contained therein or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction by the Company in connection with any registration, qualification or compliance required hereunder or arising out of or based upon the Company's breach of any representation, warranty, covenant or agreement contained in this Agreement; provided, however, that the Company shall not be liable in any such case to the extent any of such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Holder expressly for use therein.

                 5.02 Indemnification by Holders. Each Purchaser agrees, and each other Holder that is not a signatory to this Agreement agrees by exercising any of its rights hereunder, severally to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company set forth above in (a), but only with respect to information furnished in writing by such Holder, or on its behalf expressly for use in the Registration Statement or prospectus relating to the Shares, any amendment or supplement thereto or any preliminary prospectus, under the heading "Selling Shareholders" and "Distribution" and provided that the obligation of each Holder to indemnify will be several and not joint. In case any action or proceeding shall be brought against the Company or its directors or officers, any such controlling person, or any such underwriter or controlling person of an underwriter in respect of which indemnity may be sought against the Holder, the Holder shall have the rights and duties given to the Company, and the Company or its directors or officers or such controlling person or any such underwriter or controlling person of an underwriter shall have the rights and duties given to the Holder, by the preceding Section 5.01 hereof. Each Purchaser's indemnity obligations under this Section 5.02 shall be limited to the net sales proceeds actually received in connection with the applicable offering.

                 5.03 Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any person entitled to indemnification under
Section 5.01 or 5.02 above (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "Indemnifying Party"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all expenses. Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the Indemnifying Party has agreed to pay such fees and expenses, or (b) such Indemnified Party shall have been advised by counsel that there is an actual or potential conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that Indemnified Party elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one cause of action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties unless there shall be conflicts of interest among such Indemnified Parties, in which case the Indemnifying Party shall be liable for the fees and expenses of additional counsel). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding or any threatened action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with its written consent or if there be a final judgment of the plaintiff in any such action or proceedings, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. The failure of any Indemnified Party to give prompt notice of a claim for indemnification hereunder shall not limit the Indemnifying Party's obligations to indemnify under this Agreement, except to the extent such failure is prejudicial to the ability of the Indemnifying Party to defend the action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement unless (x) there is no finding or admission of any violation of any rights of any Person and no effect on any other claims that be made against any Indemnified Party, (y) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and (z) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

                 5.04 Contribution. If the indemnification provided for in this Article V is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or judgment referred to herein, then such Indemnifying Party, in lieu of Indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments in the following manner: as between the Company on the one hand and any Indemnified Party entitled to indemnification under Section 5.01 on the other, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and any Indemnified Party entitled to indemnification under Section 5.02 on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of any Indemnified Party entitled to indemnification under Section 5.02 on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the means of subsection 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 5.05 Survival. The indemnity and contribution agreements contained in this Article V shall remain operative and in full force and effect with respect to any sales of Shares made pursuant to a registration statement filed pursuant to this Agreement regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company, and (c) the consummation of the sale or successive resale of the Shares.

                                   ARTICLE VI

                                 MISCELLANEOUS

                 6.01 Rules 144 and 144A. The Company covenants that following the registration of Shares it will file any reports required to be filed by it under the Securities Act and the Exchange Act so as to enable Holders holding registered Shares to sell such Shares without registration under the Securities Act within the limitation of the exemptions provided by
(a) Rules 144 and 144A under the Securities Act, as each such Rule may be amended from time to time, or (b) any similar rule or rules hereafter adopted by the SEC. Upon the request of any such Holder, the Company will forthwith deliver to such Holder a written statement as to whether it has complied with such requirements.

                 6.02 Amendments and Waivers. The provision of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given other than as mutually agreed upon in writing by the Company and the Holders of each of (i) 75% of the Registrable Securities, (ii) 75% of the Conversion Shares, and (iii) more than 50% of the Exercise Shares.

                 6.03 Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, regular mail, registered first-class mail, confirmed facsimile or recognized express courier service by next business day delivery;

                                  (i)      if to the Company:

                                           Metrocall, Inc.
                                           6677 Richmond Highway
                                           Alexandria, Virginia  22306
                                           Attention:  Chief Financial Officer
                                           Fax Number:  (703) 768-9625


                                           with a copy to:

                                           Wilmer, Cutler & Pickering
                                           2445 M Street, N.W.
                                           Washington, D.C.  20037-1420
                                           Attn:  Thomas W. White, Esq.
                                           Fax Number:  (202) 663-6363

Notices shall be deemed given on the day on which delivered by hand or facsimile, if delivered by 5:00 p.m. Eastern time; on the fifth business day after mailing if delivered by mail; or the business day after delivery to an overnight air courier if next-day delivery is specified.

                                  (ii)     if to any of the Purchasers, to the
addresses set forth on the Schedule of Purchasers attached as Exhibit A hereto.

                 6.04 Successors and Assigns. No Holder may assign any rights or benefits under this Agreement except as provided in this Section
6.04. A Holder may assign to any transferee without the Company's consent such Holder's rights and benefits with respect to Preferred Shares, Warrants, Exercise Shares or Conversion Shares. A transferee that executes and delivers to the Company an agreement pursuant to which it becomes bound by the terms of this Agreement shall retain the rights and benefits of the transferor under this Agreement; provided, however, that a transferee of Preferred Shares that is not an affiliate of the Purchaser of such Preferred Shares shall not be entitled to exercise the rights of a Holder with respect to such Preferred Shares under Section 2.02 of this Agreement. The Company shall not assign any rights, benefits or obligations under this Agreement without prior written consent of the Holders of a majority of each of (i) the Registrable Securities,
(ii) the Conversion Shares and (iii) the Exercise Shares; provided, however, that the Company shall assign its rights, benefits and obligations to any person the Company is merged with or consolidated into or to any person to whom the Company sells substantially all of its assets. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the Company, the Purchasers and the other Holders.

                 6.05 Counterparts. This Agreement may be executed in a number of identical counterparts and it shall not be necessary for the Company and the Purchasers to execute each of such counterparts, but when each has executed and delivered one or more of such counterparts, the several parts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each in accordance with its terms. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.

                 6.06 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 6.07 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.

                 6.08 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or further laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

                 6.09 Entire Agreement. This Agreement and the Unit Purchase Agreement (including exhibits thereto) are intended by the Company and the Purchasers as final expression of their agreement and are intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company and the Purchasers with respect to such subject matter.

                 6.10 Third Party Beneficiaries. Other than Indemnified Parties not a party hereto, this Agreement is intended for the benefit of the Company, the Purchasers and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

                 6.11 Obligations Several; Independent Nature of Each Holder's Rights. Each obligation of any Holder is several and no such Holder shall be responsible for the obligations of any other Holder. Nothing contained herein, and no action taken by any such Holder pursuant hereto, shall be deemed to constitute such Holders as a partnership, an association, a joint venture or any other kind of entity. Each Holder shall be entitled to protect and enforce its rights arising out of this Agreement without notice to or the consent of any other person and it shall not be necessary for any other such Holder to be joined as an additional party in any proceeding for such purpose.

                 6.12 Nonwaiver. No course of dealing or any delay or failure to exercise any right, power or remedy hereunder on the part of the Holder shall operate as a waiver of or otherwise prejudice such Holder's rights, powers or remedies.

                 6.13 Remedies. The Company acknowledges that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise without requiring such Holder to post any bond or other security, unless otherwise required by applicable law (which cannot be waived by the Company).

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                           METROCALL, INC.



                                           By:/s/ VINCENT D. KELLY
                                              ---------------------------------
                                              Vincent D. Kelly
                                              Chief Financial Officer


                                           PURCHASERS

                                           JOHN HANCOCK MUTUAL LIFE INSURANCE
                                             COMPANY



                                           By:/s/ DANIEL C. BUDDE
                                              ---------------------------------
                                              Name: Daniel C. Budde
                                              Title: Investment Officer


                                           SUNAMERICA, INC.



                                           By:/s/ PETER McMILLAN
                                              ---------------------------------
                                              Name: Peter McMillan
                                              Title: Authorized Agent

                                           UBS CAPITAL LLC



                                           By:/s/ MICHAEL GREEN
                                              ---------------------------------
                                              Name: Michael Green
                                              Title: Managing Director



                                           By:/s/ JUSTIN S. MACCARONE
                                              ---------------------------------
                                              Name: Justin S. Maccarone
                                              Title: Managing Director

                                   EXHIBIT A

                                   PURCHASERS

SUNAMERICA INVESTMENTS, INC.:

SunAmerica Investments, Inc.
One SunAmerica Center
Century City
Los Angeles, CA  90067-6022
Attention:  Peter McMillan
Executive Vice President
and Chief Investment Officer
Facsimile:  310-722-6150

         with a copy to:

Thomas W. Baxter, Esq.
O'Melveny & Myers
400 South Hope Street
Los Angeles, CA  90071-2899
Facsimile:  213-699-6407

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY:

John Hancock Mutual Life Insurance Company
Bond and Corporate Finance Group (T-57)
200 Clarendon Street
Boston, MA  02117
Attention:  Daniel C. Budde
Investment Officer
Facsimile:  617-572-1606

         with a copy to:

John Hancock Mutual Life Insurance Company
200 Clarendon Street
50th Floor
Boston, MA  02117
Attention:  John Tisdale, Esq.
Counsel

Facsimile:  617-572-9268

         and a copy to:

Thomas W. Baxter, Esq.
O'Melveny & Myers
400 South Hope Street
Los Angeles, CA  90071-2899
Facsimile:  213-699-6407


UBS CAPITAL LLC:

UBS Capital LLC
299 Park Avenue
New York, NY  10171
Attention:  Michael Greene and James A. Breckenridge
Facsimile:

         with a copy to:

Nancy Fuchs, Esq.
Kaye, Scholer, Fierman, Hays & Handler, LLP
425 Park Avenue
New York, NY  10022
Facsimile:  212-836-7246 or -7150